UNITED STATES
SECURITIES AND EXCHANGE  COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)      June 27, 2016

                                                 HICKOK INCORPORATED
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	0-147 (Commission File Number)	34-0288470 (IRS Employer Identification No.)

    10514 Dupont Avenue      Cleveland, Ohio                                                                                44108
    (Address of principal executive offices)                                                                             (Zip Code)

Registrant's telephone number, including area code         (216) 541-8060

                                                      Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

The information provided in item 2.03 is incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 27, 2016, Hickok Incorporated (the "Company") entered into an unsecured revolver credit agreement with First Francis Company Inc.(the "Lender") in the aggregate principal amount of $250,000. This second Revolver Note in the amount of $150,000 was executed by the Company and delivered to Lender on June 27, 2016. The Revolver Note expires May 31, 2017 and provides for a revolving credit facility of $250,000 with interest generally equal to 4.0% per annum and is unsecured.

Each loan made under the credit arrangement will be due and payable in full on the expiration date of the Revolver Note. Interest on each loan made under the credit arrangement is payable on the last day of each month, at maturity, and the Lender may terminate the Credit Agreement at any time upon 45 days days written notice to the Company.

The Credit Agreement generally allows for borrowing based on an amount equal to eighty percent (80%) of eligible receivables or $250,000. The Revolver Note provides that upon the occurrence of certain events of default, Lender may immediately terminate the credit arrangement, and the Company's obligations to the Lender may be accelerated. Such events of default are set forth in the Credit Arrangement Documents and include, without limitation:  failure to comply with the terms, obligations, and covenants of the Credit Arrangement Documents and other customary defaults.

Mr. Edward Crawford and Mr. Matthew Crawford, directors of the Company, are shareholders of Lender. Lender is parent of Federal Hose Manufacturing, LLC ("Federal Hose"), and is party to the Agreement and Plan of Merger, dated January 8, 2016, whereby Federal Hose will merge into a subsidiary of the Company pending approval of the Company's Shareholders and certain other customary closing conditions.

A copy of the Revolver Note is included as Exhibit 10.1 to this Current Report on Form 8-K, and the above summary is qualified in its entirety by reference to such Exhibit.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1	Revolving Credit Promissory Note, dated June 27, 2016, executed by Hickok Incorporated and delivered to First Francis Company Inc.

SIGNATURES
            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HICKOK INCORPORATED

By:  /s/ Robert L. Bauman
Robert L. Bauman
   President and CEO

Date:    June 29, 2016

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Revolving Credit Promissory Note, dated June 27, 2016, executed by Hickok Incorporated and delivered to First Francis Company Inc.